     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 3, 1997
                                                 REGISTRATION NO. 333-30353
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-4

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                        THE BROOKLYN UNION GAS COMPANY
       NEW YORK                      4939                   11-10584613
   (STATE OR OTHER       (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
   JURISDICTION OF        CLASSIFICATION CODE NUMBER)   IDENTIFICATION NO.)
   INCORPORATION OR
    ORGANIZATION)

                        THE BROOKLYN UNION GAS COMPANY
                             ONE METROTECH CENTER
                         BROOKLYN, NEW YORK 11201-3850
                                (718) 403-2000

                         LONG ISLAND LIGHTING COMPANY
       NEW YORK                      4939                    11-1019782
   (STATE OR OTHER       (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
   JURISDICTION OF        CLASSIFICATION CODE NUMBER)   IDENTIFICATION NO.)
   INCORPORATION OR
    ORGANIZATION)


                         LONG ISLAND LIGHTING COMPANY
                          175 EAST OLD COUNTRY ROAD
                             HICKSVILLE, NEW YORK
                                    11801
                                (516) 933-4590


                          KEYSPAN ENERGY CORPORATION
       NEW YORK                      4939                    11-3344628
   (STATE OR OTHER
   JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
   INCORPORATION OR         CLASSIFICATION CODE NUMBER)   IDENTIFICATION NO.)
    ORGANIZATION)

                      C/O THE BROOKLYN UNION GAS COMPANY
                             ONE METROTECH CENTER
                         BROOKLYN, NEW YORK 11201-5850
                                (718) 403-2000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

          ANTHONY NOZZOLILLO                     VINCENT D. ENRIGHT
     LONG ISLAND LIGHTING COMPANY          THE BROOKLYN UNION GAS COMPANY
      175 EAST OLD COUNTRY ROAD              KEYSPAN ENERGY CORPORATION
      HICKSVILLE, NEW YORK 11801                ONE METROTECH CENTER
            (516) 545-5017                  BROOKLYN, NEW YORK 11201-3850
                                                   (718) 403-2000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                ---------------
                       COPIES OF ALL CORRESPONDENCE TO:
      THOMAS E. CONSTANCE, ESQ.                 SETH A. KAPLAN, ESQ.
  KRAMER, LEVIN, NAFTALIS & FRANKEL        WACHTELL, LIPTON, ROSEN & KATZ
           919 THIRD AVENUE                      51 WEST 52ND STREET
       NEW YORK, NEW YORK 10022               NEW YORK, NEW YORK 10019
            (212) 715-9100                         (212) 403-1000
                                ---------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the registration statement becomes effective and the effective time of the proposed binding share exchanges, with respect to the shares of BL Holding Corp., as described in the Amended and Restated Agreement and Plan of Exchange and Merger dated as of June 26, 1997, attached as Annex A to the Joint Proxy Statement/Prospectus, forming part of this Registration Statement.
  IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED IN CONNECTION WITH THE FORMATION OF A HOLDING COMPANY AND THERE IS COMPLIANCE WITH GENERAL INSTRUCTION G, CHECK THE FOLLOWING BOX. [_]

ITEM 21. EXHIBITS

                                                                   SEQUENTIALLY
 EXHIBIT                                                             NUMBERED
 NUMBER                          EXHIBIT                               PAGE
 -------                         -------                           ------------
  2(a)   --Amended and Restated Agreement and Plan of Exchange
           and Merger, dated as of June 26, 1997, by and between
           The Brooklyn Union Gas Company and Long Island
           Lighting Company (Attached as Annex A to the Joint
           Proxy Statement/Prospectus, which forms a part of this
           Registration Statement).
  2(b)   --Amended and Restated LILCO Stock Option Agreement,
           dated as of June 26, 1997, by and between The Brooklyn
           Union Gas Company and Long Island Lighting Company
           (Attached as Annex B to the Joint Proxy
           Statement/Prospectus, which forms a part of this
           Registration Statement).
  2(c)   --Amended and Restated Brooklyn Union Stock Option
           Agreement, dated as of June 26, 1997, by and between
           Long Island Lighting Company and The Brooklyn Union
           Gas Company (Attached as Annex C to the Joint Proxy
           Statement/Prospectus, which forms a part of this
           Registration Statement).
  2(d)   --Agreement and Plan of Merger, dated as of June 26,
           1997, by and among BL Holding Corp., Long Island
           Lighting Company, Long Island Power Authority and LIPA
           Acquisition Corp. (Attached as Annex D to the Joint
           Proxy Statement/Prospectus, which forms a part of this
           Registration Statement).
  3(a)   --Form of Certificate of Incorporation of The Holding
           Company (attached as Annex G to the Joint Proxy
           Statement/Prospectus, which forms a part of this
           Registration Statement).
  3(b)   --Form of Bylaws of The Holding Company (attached as
           Annex H to the Joint Proxy Statement/Prospectus, which
           forms a part of this Registration Statement).
  5      --Opinion of Kramer, Levin, Naftalis & Frankel
  8(a)   --Tax Opinion of Hunton & Williams
  8(b)   --Tax Opinion of Wachtell, Lipton, Rosen & Katz
*15      --Letter of Arthur Andersen LLP re unaudited interim
           financial information.
 23(a)   --Consent of Arthur Andersen LLP
*23(b)   --Consent of Ernst & Young LLP
 23(c)   --Consent of Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
 23(d)   --Consent of Dillon, Read & Co. Inc.
 23(e)   --Consent of Kramer, Levin, Naftalis & Frankel
           (included in Exhibit 5(a))
 23(f)   --Consent of Hunton & Williams (included in Exhibit
           8(a))
 23(g)   --Consent of Wachtell, Lipton, Rosen & Katz (included
           in Exhibit 8(b))
 24(a)   --Power of Attorney for The Brooklyn Union Gas Company
           (contained on signature page)
 24(b)   --Power of Attorney for Long Island Company
*24(c)   --Certified Copy of Resolutions of Long Island Lighting
           Company Board of Directors
 99(a)   --Proxy Card for Brooklyn Union
 99(b)   --Proxy Card for Long Island Lighting Company

-------------
* Filed herewith

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 3rd day of July, 1997.

                                          THE BROOKLYN UNION GAS COMPANY

                                                 /s/ Vincent D. Enright
                                          By___________________________________
                                           Name: Vincent D. Enright
                                               Title: Senior Vice President
                                                and Chief Financial Officer




  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on July 3, 1997 in the capacities indicated below.

SIGNATURE                                 TITLE                   DATE



         /s/ Robert B. Catell*            Chairman of the         July 3, 1997
_____________________________________     Board, Chief
           Robert B. Catell               Executive Officer
                                          and Director
                                          (Principal Executive
                                          Officer)


        /s/ Vincent D. Enright            Senior Vice             July 3, 1997
_____________________________________     President and Chief
          Vincent D. Enright              Financial Officer
                                          (Principal Financial
                                          Officer)


        /s/ Richard M. Desmond*           Vice President,         July 3, 1997
_____________________________________     Comptroller and
          Richard M. Desmond              Chief Accounting
                                          Officer (Principal
                                          Accounting Officer)


         /s/ Craig G. Matthews*           President, Chief        July 3, 1997
_____________________________________     Operating Officer
           Craig G. Matthews              and Director

SIGNATURE                                 TITLE                   DATE



        /s/ Kenneth I. Chenault*          Director                July 3, 1997
_____________________________________
          Kenneth I. Chenault



       /s/ Andrea S. Christensen*         Director                July 3, 1997
_____________________________________
         Andrea S. Christensen



         /s/ Donald H. Elliott*           Director                July 3, 1997
_____________________________________
           Donald H. Elliott



          /s/ Alan H. Fishman*            Director                July 3, 1997
_____________________________________
            Alan H. Fishman



         /s/ James L. Larocca*            Director                July 3, 1997
_____________________________________
           James L. Larocca



         /s/ Edward D. Miller*            Director                July 3, 1997
_____________________________________
           Edward D. Miller



         /s/ James Q. Riordan*            Director                July 3, 1997
_____________________________________
           James Q. Riordan



           /s/ Charles Uribe*             Director                July 3, 1997
_____________________________________
             Charles Uribe


* By /s/ Vincent D. Enright
     --------------------------------
     Vincent D. Enright, Attorney-in-Fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-4 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT THERETO TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN HICKSVILLE, IN THE TOWN OF OYSTER BAY AND THE STATE OF NEW YORK, ON THE 3RD DAY OF JULY, 1997.

                                          LONG ISLAND LIGHTING COMPANY

                                                   Anthony Nozzolillo+
                                          By __________________________________
                                                   ANTHONY NOZZOLILLO
                                                 (SENIOR VICE PRESIDENT,
                                                CHIEF FINANCIAL OFFICER)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT THERETO HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


             SIGNATURES                        TITLE                 DATE

       William J. Catacosinos          Principal Executive
-------------------------------------   Officer and
*WILLIAM J. CATACOSINOS (CHAIRMAN OF    Director
    THE BOARD AND CHIEF EXECUTIVE
              OFFICER)

         Anthony Nozzolillo+           Principal Financial
-------------------------------------   Officer
   ANTHONY NOZZOLILLO (SENIOR VICE
 PRESIDENT, CHIEF FINANCIAL OFFICER)

        /s/ Joseph E. Fontana          Principal Accounting
-------------------------------------   Officer
  JOSEPH E. FONTANA (VICE PRESIDENT
           AND CONTROLLER)

A. James Barnes*, George
Bugliarello*, Renso L. Caporali*,
Peter O. Crisp*, Vicki L. Fuller*,
James T. Flynn*, Katherine D.                                  July 3, 1997
Ortega*, Basil A. Paterson*, Richard
L. Schmalensee*, George J.,
Sideris*, John H. Talmage*,

                                       *Directors

         Anthony Nozzolillo+
By __________________________________
 *ANTHONY NOZZOLILLO (ATTORNEY-IN-
    FACT FOR EACH OF THE PERSONS
             INDICATED)

       /s/ Anthony Nozzolillo
-------------------------------------
 + ANTHONY NOZZOLILLO (ON BEHALF OF
 THE ISSUER, INDIVIDUALLY, AND AS AN
 OFFICER AND AS ATTORNEY-IN-FACT FOR
   EACH OF THE PERSONS INDICATED)

                               ----------------

  ORIGINAL POWERS OF ATTORNEY, AUTHORIZING KATHLEEN A. MARION AND ANTHONY NOZZOLILLO AND EACH OF THEM, TO SIGN THE REGISTRATION STATEMENT AND ANY AMENDMENTS THERETO, AS ATTORNEY-IN-FACT FOR THE DIRECTORS AND OFFICERS OF THE COMPANY, AND A CERTIFIED COPY OF THE RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY AUTHORIZING SAID PERSONS AND EACH OF THEM TO SIGN THE REGISTRATION STATEMENT AND AMENDMENTS THERETO AS ATTORNEY-IN-FACT FOR ANY OFFICERS SIGNING ON BEHALF OF THE COMPANY, ARE BEING FILED OR WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 3rd day of July, 1997.

                                          KEYSPAN ENERGY CORPORATION

                                                  /s/ Robert B. Catell
                                          By: _________________________________
                                                    Robert B. Catell
                                                 Chairman, President and
                                                 Chief Executive Officer

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Robert B. Catell and Vincent D. Enright, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement (including all pre-effective and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on July 3, 1997 in the capacities indicated below.

                    SIGNATURE                           TITLE

              /s/ Robert B. Catell                Chairman, President,
      -------------------------------------        Chief Executive
                ROBERT B. CATELL                   Officer and
                                                   Director (Principal
                                                   Executive Officer)

             /s/ Vincent D. Enright               Senior Vice
      -------------------------------------        President, Chief
               VINCENT D. ENRIGHT                  Financial Officer
                                                   and Chief
                                                   Accounting Officer

                               INDEX TO EXHIBITS

                                                                   SEQUENTIALLY
 EXHIBIT                                                             NUMBERED
 NUMBER                          EXHIBIT                               PAGE
 -------                         -------                           ------------
  2(a)   --Amended and Restated Agreement and Plan of Exchange
           and Merger, dated as of June 26, 1997, by and between
           The Brooklyn Union Gas Company and Long Island
           Lighting Company (Attached as Annex A to the Joint
           Proxy Statement/Prospectus, which forms a part of this
           Registration Statement).
  2(b)   --Amended and Restated LILCO Stock Option Agreement,
           dated as of June 26, 1997, by and between The Brooklyn
           Union Gas Company and Long Island Lighting Company
           (Attached as Annex B to the Joint Proxy
           Statement/Prospectus, which forms a part of this
           Registration Statement).
  2(c)   --Amended and Restated Brooklyn Union Stock Option
           Agreement, dated as of June 26, 1997, by and between
           Long Island Lighting Company and The Brooklyn Union
           Gas Company (Attached as Annex C to the Joint Proxy
           Statement/Prospectus, which forms a part of this
           Registration Statement).
  2(d)   --Agreement and Plan of Merger, dated as of June 26,
           1997, by and among BL Holding Corp., Long Island
           Lighting Company, Long Island Power Authority and LIPA
           Acquisition Corp (Attached as Annex D to the Joint
           Proxy Statement/Prospectus, which forms a part of this
           Registration Statement).
  3(a)   --Form of Certificate of Incorporation of The Holding
           Company (attached as Annex G to the Joint Proxy
           Statement/Prospectus, which forms a part of this
           Registration Statement).
  3(b)   --Form of Bylaws of The Holding Company (attached as
           Annex H to the Joint Proxy Statement/Prospectus, which
           forms a part of this Registration Statement).
  5      --Opinion of Kramer, Levin, Naftalis & Frankel
  8(a)   --Tax Opinion of Hunton & Williams
  8(b)   --Tax Opinion of Wachtell, Lipton, Rosen & Katz
*15      --Letter of Arthur Andersen LLP re unaudited interim
           financial information.
 23(a)   --Consent of Arthur Andersen LLP
*23(b)   --Consent of Ernst & Young LLP
 23(c)   --Consent of Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
 23(d)   --Consent of Dillon, Read & Co. Inc.
 23(e)   --Consent of Kramer, Levin, Naftalis & Frankel
           (included in Exhibit 5(a))
 23(f)   --Consent of Hunton & Williams (included in Exhibit
           8(a))
 23(g)   --Consent of Wachtell, Lipton, Rosen & Katz (included
           in Exhibit 8(b))
 24(a)   --Power of Attorney for The Brooklyn Union Gas Company
           (contained on signature page)
 24(b)   --Powers of Attorney for Long Island Lighting Company
*24(c)   --Certified Copy of Resolutions of Long Island Lighting
           Company Board of Directors
 99(a)   --Proxy Card for Brooklyn Union
 99(b)   --Proxy Card for Long Island Lighting Company

------------
*Filed herewith